SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [X]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ARISTA INVESTORS CORP.
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                (Name of Registrant as Specified in Its Charter)

                             ARISTA INVESTORS, CORP.
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                   (Name of Person(s) Filing Proxy Statement)


     Payment of filing fee (Check the appropriate box):

     [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:


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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials

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     [X]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
                                                          $125
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          (2)  Form, schedule or registration statement no.:
                                                         Schedule 14A
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          (3)  Filing party:
                                                Arista Investors Corp.
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          (4)  Date filed:
                                        September 19, 1995
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

                                   SUPPLEMENT

                            DATED SEPTEMBER 20, 1995

                                       TO

                                 PROXY STATEMENT

                                       OF

                             ARISTA INVESTORS CORP.


                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 12, 1995


                                  INTRODUCTION


     This Supplement to the Proxy Statement of Arista Investors Corp., a Delaware corporation (the "Company"), dated September 18, 1995 (the "Proxy Statement"), is being furnished to the stockholders of the Company in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the Long Island Marriott Hotel and Conference Center, 101 James Doolittle Boulevard, Uniondale, New York 11553-3637, at 10:00 a.m., local time, on October 12, 1995, and at any adjournment or adjournments thereof. This Supplement provides information relating to the purposes of the Meeting.


     At the Meeting, stockholders entitled to notice and to vote will (i) elect seven Directors, three by the Class A Common Stockholders and four by the Class B Common Stockholders, to hold office for the ensuing year and until their successors shall have been duly elected and qualified, and (ii) ratify the appointment of Rosen Seymour Shapss Martin & Company as the independent public accountants of the Company.


     The Board of Directors has fixed the close of business on August 17, 1995 as the record date (the "Record Date") for the determination of those stockholders of the Company entitled to notice of and to vote at the Meeting. Only those holders of record on the books of the Company on the Record Date will be entitled to vote at the Meeting. Each stockholder of the Company's Class A common stock, par value $0.01 per share (the "Class A Common Shares" or "Class A Common Stock"), will be entitled to cast, in person or by properly executed proxy, one vote for each Class A Common Share so held for each of three nominees to serve as "Class A" directors and on the ratification of the appointment of the independent public accountants. The stockholder of the Company's Class B common stock, par value $0.01 per share (the "Class B Common Shares" or "Class B Common Stock"), will be entitled to cast one vote for each Class B Common Share so held for each of four nominees to serve as "Class B" directors and on the ratification of the appointment of the independent public accountants.


     On the Record Date, there were outstanding 1,930,600 Class A Common Shares and 47,400 Class B Common Shares. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding Class A Common Shares entitled to vote and of the holders of a majority of the outstanding Class B Common Shares entitled to vote are necessary to constitute a quorum at the Meeting. In all matters other than the election of directors, an amendment to the certificate of incorporation, or any merger, sale of assets or other similar



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corporate matter, the affirmative vote of a majority of the Class A Common
Shares and the Class B Common Shares, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions will be treated as votes against a proposal; and broker non-votes will be counted towards a quorum, but will not be counted for purposes of determining whether a matter has been approved by the stockholders. "Class A" directors and "Class B" directors shall be elected by the plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.



     All Class A Common Shares represented at the Meeting by properly executed proxies received by the Company, and not revoked prior to the taking of the vote at the Meeting, will be voted at the Meeting in accordance with the instructions on such proxies. If no instructions are indicated, such proxies will be voted for the election to the Board of Directors of the Class A Common Stock nominees named in the Proxy Statement and for the ratification of Rosen Seymour Shapss Martin & Company as the independent public accountants of the Company. The Class B Common Stock nominees will be elected by the vote of the holder of the Class B Common Shares, all of which shares are owned by Bernard Kooper. No proxies are being solicited for the Class B Common Shares. The Company does not know of any matters, other than the election of Directors and the ratification of the appointment of the independent public accountants, which will be presented at the Meeting. However, if any other matters are properly presented at the Meeting for action, the proxy holders will have the authority to vote on such matters in their discretion.


     Any proxy given pursuant to this solicitation may be revoked by the stockholder who granted such proxy by giving notice thereof at any time before the proxy is voted. Such revocation will not be effective until written notice thereof is received by the Secretary of the Company. All notices of revocation of proxies should be delivered to the Secretary either (i) at Arista Investors Corp., 116 John Street, New York, New York 10038, prior to the Meeting, or (ii) at the Meeting. Attendance by a stockholder at the Meeting will not, in itself, constitute revocation of such stockholder's proxy.

     The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone, or telegram. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.


     THIS SUPPLEMENT AMENDS AND SUPPLEMENTS THE INFORMATION CONTAINED IN THE PROXY STATEMENT DATED SEPTEMBER 18, 1995.


                                      By Order of the Board of Directors,


                                        LOUIS H. SALTZMAN,
                                             Secretary



New York, New York
September 20, 1995


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